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                                   Exhibit 21

                                MOBIL CORPORATION
                         Subsidiaries of the Registrant
--------------------------------------------------------------------------------

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                        Organized     Immediate
Level                                                 under Laws of     Parent
-----                                                 -------------   ----------

  1     Mobil Corporation ............................. Delaware
        Major Subsidiaries as of December 31, 1998:
  2        Mobil Business Resources Corporation ....... Delaware        100.00
  2        Mobil Equatorial Guinea Inc. ............... Delaware        100.00
  2        Mobil Exploration and Development
            Venezuela Inc. ............................ Delaware        100.00
  2        Mobil Exploration & Producing U.S. Inc. .... Delaware        100.00
  2        Mobil Exploration and Producing North
            America Inc................................ Nevada          100.00
  3         Mobil California Exploration & Producing
               Asset Company .......................... Delaware          1.50*
  3        Mobil Investments Canada Inc. .............. Delaware         34.69*
  4            Mobil Oil Canada, Ltd. ................. Canada          100.00
  3          Mobil Oil Exploration & Producing
               Southeast Inc. ......................... Delaware        100.00
  3          Mobil Oil Indonesia Inc. ................. Delaware        100.00
  2        Mobil International Finance Corporation .... Delaware        100.00
  3          Mobil Investments Inc. ................... Delaware        100.00
  2        Mobil Natural Gas Inc. ..................... Delaware        100.00
  2        Mobil International Petroleum Corporation .. Delaware        100.00
  3         Mobil de Colombia S.A. .................... Colombia         80.07*
  3         General Petroleum Company, Inc. ........... New York        100.00
  4            Mobil Oil do Brazil (Industrial e
                 Comercio) Ltda. ...................... Brazil           10.00*
  4            Mobil Oil Egypt (S.A.E.) ............... Egypt              .36*
  3          Mobil Chemical International Ltd. ........ Delaware        100.00
  3          Mobil Exploration Norway Inc. ............ Delaware        100.00
  3          Mobil Oil Abu Dhabi Inc. ................. Delaware        100.00
  3          Mobil Oil Aktiengesellschaft ............. Germany          10.00*
  4            Mobil Erdgas-Erdoel GMBH ............... Germany         100.00
  4            Mobil Marketing Und Raffinerie GMBH .... Germany         100.00
  5              Mobil Beteiligungs-und
                   Vertriebsgesellschaft MBH .......... Germany         100.00
  3          Mobil Oil Cameroun ....................... Cameroun         99.98
  3          Mobil Oil Company de Colombia ............ Delaware        100.00
  4            Mobil de Colombia S.A. ................. Colombia           .06*
  3          Mobil Oil Cote d'Ivoire .................. Ivory Coast     100.00
  3          Mobil Oil do Brazil (Industria e
               Comercio) Ltda. ........................ Brazil           90.00*
  3          Mobil Oil East Africa Limited ............ Delaware        100.00
  3          Mobil Oil Egypt (S.A.E.) ................. Egypt            99.28*
  3          Mobil Oil Francaise ...................... France           99.98
  4            Mobil Oil Maroc ........................ Morocco          12.45*
  3          Mobil Oil Malaysia Sendirian Berhad ...... Malaysia        100.00
  3          Mobil Oil Singapore Pte. Ltd. ............ Singapore       100.00
  3          Mobil Petroleum Company Inc. ............. Delaware        100.00


          (Level indicates the parent/subsidiary hierarchical relationship.) (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

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                                   Exhibit 21

                                MOBIL CORPORATION
                         Subsidiaries of the Registrant
--------------------------------------------------------------------------------

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                        Organized     Immediate
Level                                                 under Laws of     Parent
-----                                                 -------------   ----------
  1     Mobil Corporation (continued)
  2       Mobil International Petroleum
           Corporation (continued)
  3        Mobil Petroleum Company Inc. (continued)
  4          Mobil Australia Finance Company Inc. ..... Delaware        100.00
  4          Mobil de Columbia S.A. ................... Columbia         16.28*
  4          Mobil Europe Inc. ........................ Delaware        100.00
  4          Mobil Exploration & Producing Australia
                 Pty Ltd. ............................. Australia       100.00
  5              Ampolex Limited ...................... Australia       100.00
  4          Mobil Holdings (U.K.) Limited ............ Delaware        100.00
  5              Mobil Holdings (Europe and Africa)
                   Limited ............................ Delaware        100.00
  6                Mobil Oil Portuguesa, LDA .......... Portugal         99.98*
  5              Mobil Holdings Limited ............... United Kingdom   99.93*
  6                Mobil Oil Company Limited .......... United Kingdom  100.00
  7                  Vacuum Oil Company Limited ....... United Kingdom   98.00*
  6                Mobil Trading and Supply Limited ... United Kingdom   99.90*
  6                Mobil Data Services Limited ........ United Kingdom  100.00
  7                  Mobil Services Company Limited ... United Kingdom     .01*
  6                Mobil Services Company Limited ..... United Kingdom   99.99*
  7                  Vacuum Oil Company Limited ....... United Kingdom    2.00*
  7                  Superior Oil (U.K.) Limited ...... United Kingdom     .10*
  7                  Mobil Trading and Supply Limited . United Kingdom     .10*
  7                  Mobil Oil Portuguesa, LDA ........ Portugal           .02*
  5              Mobil North Sea Limited .............. Delaware        100.00
  5              Mobil Oil Hellas A.E. ................ Greece             .03*
  5              Superior Oil (U.K.) Limited .......... United Kingdom   99.90*
  4          Mobil Holdings Benelux Inc. .............. Delaware        100.00
  5              Mobil Oil B.V. ....................... The
                                                        Netherlands     100.00
  6                Mobil Oil, S.A. .................... Spain           100.00
  5              Mobil Oil Hellas A.E. ................ Greece           99.97*
  4          Mobil Marine Transportation Limited ...... Canada          100.00
  5              Mobil Shipping and Transportation
                     Company .......................... Liberia         100.00
  4          Mobil Oil (Switzerland) .................. Switzerland     100.00
  4          Mobil Oil Aktiengesellschaft ............. Germany          90.00*
  4          Mobil Oil Australia Limited .............. Australia       100.00
  5              Vacuum Oil Company Proprietary
                     Limited .......................... Australia       100.00
  6                Mobil Refining Australia Pty LTD. .. Australia       100.00
  4          Mobil Oil Austria Aktiengesellschaft ..... Austria         100.00
  4          Mobil Oil Egypt (S.A.E.) ................. Egypt              .36*
  4          Mobil Oil Hong Kong Limited .............. Hong Kong        99.90
  4          Mobil Oil Kazakhstan Inc. ................ Delaware        100.00
  4          Mobil Oil Maroc .......................... Morocco          87.55*


          (Level indicates the parent/subsidiary hierarchical relationship.) (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)

--------------------------------------------------------------------------------
                                   Exhibit 21

                                MOBIL CORPORATION
                         Subsidiaries of the Registrant
--------------------------------------------------------------------------------

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                                       Owned by
                                                        Organized     Immediate
Level                                                 under Laws of     Parent
-----                                                 -------------   ----------

  1     Mobil Corporation (concluded)
  2       Mobil International Petroleum
            Corporation (concluded)
  3         Mobil Petroleum Company Inc. (concluded)
  4           Mobil Oil New Zealand Limited ........... New Zealand     100.00
  4           Mobil Oil Qatar Inc ..................... Delaware        100.00
  4           Mobil Oil Turk A. S ..................... Turkey          100.00
  4           Mobil Producing Netherlands Inc. ........ Delaware        100.00
  4           Mobil Saudi Arabia Inc. ................. Delaware        100.00
  4           Mobil Sekiyu Kabushiki Kaisha ........... Japan           100.00
  4           Mobil Vietnam Inc. ...................... Delaware        100.00
  4           Mobil Yanbu Petrochemical Company Inc. .. Delaware        100.00
  4           Mobil Yanbu Refining Company Inc. ....... Delaware        100.00
  4           Mobil Petrochemical Sales and Supply
                Corporation ........................... Delaware        100.00
  3         Mobil Petrochemicals International
              Limited ................................. Delaware        100.00
  3         Mobil Pipe Line Company ................... Delaware        100.00
  3         Mobil Plastics Europe, Inc. ............... Delaware        100.00
  4           Mobil Petrochemical Holdings Co. Inc. ... Delaware        100.00
  3         Mobil Sales and Supply Corporation ........ Delaware        100.00
  4           Mobil Gas Liquids Trading, Inc. ......... Delaware        100.00
  2       Mobil Oil Corporation ....................... New York        100.00
  3         Mobil Alaska Pipeline Company ............. Delaware        100.00
  3         Mobil California Exploration and Producing
              Asset Company ........................... Delaware         98.50*
  3         Mobil Chemical Company Inc. ............... Delaware        100.00
  3         Mobil Development Nigeria Inc. ............ Delaware        100.00
  4           Mobil Producing Nigeria Unlimited ....... Nigeria          50.00*
  3         Mobil Exploration and Producing Services
             Inc. ..................................... Delaware        100.00
  3         Mobil Exploration Nigeria Inc. ............ Delaware        100.00
  4           Mobil Producing Nigeria Unlimited ....... Nigeria          50.00*
  3         Mobil Oil Credit Corporation .............. Delaware        100.00
  3         Mobil Oil Nigeria Public Limited Company .. Nigeria          60.00
  3         Mobil Oil Refining Corporation ............ Delaware        100.00
  3         Mobil Technology Company .................. Delaware        100.00
  3         Mobil Rocky Mountain Inc. ................. Delaware        100.00
  4           Mobil Investments Canada Inc. ........... Delaware         65.31*
  2       Mobil Produccion E Industrialization de
           Venezuela .................................. Delaware        100.00
  2       Mobil Producing Texas & New Mexico Inc. ..... Delaware        100.00
  2       Mobil Qatargas Inc. ......................... Delaware        100.00
  2       The Superior Oil Company .................... Delaware        100.00


          (Level indicates the parent/subsidiary hierarchical relationship.) (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)